UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

________________

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

ONE LINCOLN STREET, P.O. BOX 5049,

BOSTON, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Brian F. Link	Clifford Chance US LLP
Secretary	31 West 52nd Street
100 Summer Street, Mailstop: SUM0703	New York, New York 10019-6131
Boston, Massachusetts 02111

Registrant's telephone number, including area code: 1-877-217-9502

Date of fiscal year end: August 31

Date of reporting period: February 28, 2018

Item 1. Report to Stockholders.

Chairman’s Statement

Dear Stockholders,

During the six months under review, the Taiwan equity market experienced good gains in October and reached a 28-year high in January, contrasting with declines in September and February. The positive factors leading to the gains were driven largely by foreign investment and initial positive sentiment around Apple Inc.’s iPhone X. The negative sentiment stemmed from profit taking in the technology sector and the general worldwide fall in equities later in the period.

Against this backdrop, based on net asset value The Taiwan Fund, Inc. (the “Fund”) returned 2.0%1 during the period, an underperformance of 3.7% when compared to its benchmark, the TAIEX Total Return Index (“TAIEX”), which increased by 5.7% over the same period. The underperformance against the benchmark was disappointing and action taken to address it is referred to in my paragraph below. Details of the investment strategy of JF International Management Inc., the Fund’s Investment Manager, are provided in the Report of the Investment Manager on pages 4 to 6. Based on share price, the Fund returned 1.2%1 during the same period.

On the occasions when the Fund has underperformed the TAIEX in recent years, certain contributing factors included the Fund’s constraints on holdings in the semiconductor industry and in certain individual stocks. The TAIEX does not have these constraints. By example, the Fund is limited to investing no more than 10% of its total assets in a single issuer. The Fund is also limited from investing more than 25% of its total assets in a single industry. To provide

Note

[1]

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund’s dividend reinvestment program.

the manager with additional flexibility to invest in issuers and in industries in which it has high conviction, the Board of Directors (the “Board”) is recommending that stockholders approve the removal of the restriction that limits the Fund from investing more than 10% of its total assets in a single issuer. The Board is also recommending that the Fund have a requirement to invest in excess of 25% of the Fund’s total assets in the semiconductor industry. Both of these recommended changes are subject to stockholder approval at the upcoming annual meeting of stockholders on April 17, 2018.

The Fund paid a dividend of $0.66 per share on January 9, 2018 to stockholders of record on December 29, 2017 with an ex-dividend date of December 28, 2017.

During the period, the Fund continued the repurchase of shares under its Discount Management Policy (the “Policy”) and made purchases totalling 24,807 shares. During the six month period, the discount at which the Fund’s shares traded below net asset value increased slightly from 11.3% to 12.1%, with a high of 12.8% and a low of 7.2%. The average discount for the six month period was 10.9%. It seems likely that the Policy has limited the rise of the discount towards the end of the period, and the Board aims to continue the Policy. With the departure of William Tong, James Yeh was named Chief Investment Officer of JP Morgan Asset Management (Taiwan) Limited.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

William C. Kirby, Chairman

Report of the Investment Manager

Market Review

For the six month period ended February 28, 2018, the TAIEX Total Return Index (“TAIEX”) gained 5.7% in U.S. dollar terms. Market volatility stemmed from concerns about decelerated smartphone growth, particularly in the premium segment, as well as limited content increases for supply chain players. Value and domestic names, including financials and domestic consumption, held up better during the period in light of the equity backdrop.

Portfolio activity

The Fund underperformed the TAIEX by 3.7% for the period, driven by weak stock selection and sector allocation. For further details on proposed actions to address some of the reasons for the Fund’s underperformance against its benchmark, please see the Chairman’s Statement on pages 2 and 3.

Weakness in the smartphone orders stirred skepticism among investors of the structural case of even the leading component manufacturers. Major debates centered around whether 2018 was shaping up to be a smartphone downgrade year with mounting component cost pressure and soft end demand, especially as the ultra-expensive iPhone X has become the main source of disappointment to the market, along with Android smartphones in China. Worries over a slowdown in specification upgrades for Apple Inc. (“Apple”) also added to concerns, impacting sentiment around all components including casings, displays, cameras and acoustics. This segment of the market sold off across the board as signs of a sequential demand pick-up disappointed, and our overweight holdings here were among the biggest detractors. As we continue to monitor how long this downgrade cycle will last and whether it is more structural than temporary, we are managing risk and repositioning our holdings in technology stocks.

We diversified our smartphone holdings, away from those with a more concentrated exposure to Apple and exited the likes of Hon Hai Precision Industry Co., Ltd., Largan Precision Co., Ltd., General Interface Solution Holding Ltd. and Egis Technology, Inc., all of which were top detractors from performance over this period. We put cash proceeds towards Choma Ate, Inc. and Win Semiconductors Corp. given the higher adoption of 3D sensing in Apple, as well as

Android, Wistron Corp. given its exposure to the manufacturing of the new low-cost liquid-crystal display (“LCD”) iPhone, Mediatek, Inc. given growth in its application-specific-integrated-circuit and Yageo Corp. given its upstream component exposure to industrials and electric vehicles in addition to smartphones.

Meanwhile, our key automation holdings in Airtac International Group and Hiwin Technologies Corp. were the top contributors as orders and margins continued to beat expectations. We believe there is duration in the increased adoption of factory automation driven by both cyclical and structural demands. On the former, the demand stems from capital expenditures by the smartphone or automobile industries. On the latter, there is a growing need for better automation solutions and equipment to enhance manufacturing through lower costs and quality improvement. Hiwin Technologies Corp.’s major application areas include machine tools, industrial robots and medical equipment. It derives half of its total revenue from China, a key market to drive future growth. Its strong product mix and ability to leverage vertical integration for cost reduction positions the company for earnings upside. Airtac International Group is a market leader in pneumatic components and has been gaining share in the auto and electronics sectors. It should continue to benefit from capital expenditures and industry consolidation, with increased exposure to non-China-centric high end markets. Additionally, within the automation space, Ennoconn Corp., the industrial PC vendor, was another top contributor after having been a laggard in the space. The stock consolidated earlier in the period due to integration but rebounded after the company’s third quarter operating profit was better than feared.

Several holdings in financials also added value during the period. Chailease Holding Co., Ltd., a financing company for small and medium enterprises, rallied strongly during this period with improving operational trends and asset quality improvement in China in particular providing a tailwind to earnings. Our position in commercial bank CTBC Financial Holding Co., Ltd. helped returns and we continue to like the holding due to its relative resilience to currency impacts and a more direct benefit from potential rate hikes in the second half of 2018. Cathay Financial Holding Co., Ltd. was another contributor and is also well-positioned should yields rise.

There is no change to our core investment approach. We retain our preference for quality companies with a strong growth profile backed by earnings momentum. We believe that sentiment will gradually improve towards select technology stocks when inventory restocking and product cycle resume. Our overweight in technology and other growth stocks reflect our confidence in the structural trends in various subsectors. Outside of technology, we remain overweight in the industrial, financial and consumer sectors, while underweight in telecommunications and basic materials.

Market Outlook

We remain positive on the market outlook and believe that technology has gradually priced in much of the negative news from the smartphone supply chain. We are already seeing inventory restocking in the Android market in China and also expect iPhones to follow from late second quarter as usual but the volume still focuses on mid to low end models, including the LCD iPhone. The outperformance of the material and financial sectors could continue due to improving spreads, a potential rise in interest rates in the second half of 2018 and decent yield support.

About the Portfolio Manager (unaudited)

Shumin Huang
Portfolio Manager, JPMAM Emerging Market & Asia Pacific Equities Team

Shumin Huang, Managing Director, is the Portfolio Manager for the Fund. She is an Investment Manager and the Head of Research for Greater China equities within the Emerging Markets and Asia Pacific (“EMAP”) Equities team. Based in Hong Kong, she joined the firm in 2006 after eight years at Goldman Sachs, where she was managing director and head of the Asia-Pacific Energy and Chemicals team. She began her career with UBS Taiwan in 1992 as a research analyst in steel and financials, after which she transferred to Hong Kong as director and head of Asia-Pacific chemicals research. Shumin obtained a B.S. in Business Administration from the National University of Taiwan and an M.B.A. from London Business School.

James Yeh
Chief Investment Officer, JP Morgan Asset Management (Taiwan) Limited

James Yeh is the Chief Investment Officer of JP Morgan Asset Management (Taiwan) Limited and a country specialist for Taiwan equities within the EMAP team. James joined the firm in 2002 from Prudential Asset Management as a fund manager. In 1998, he joined Transcend Investment Trust Limited as an analyst of the research department and subsequently became the manager. He began his career in 1996 with Shinkong Life Limited as an analyst of the securities investment department. James obtained a B.A. in Finance from the National Taiwan University.

Investment Adviser

The Fund’s investment adviser is JF International Management Inc. (“JFIMI”).

JFIMI was incorporated in the British Virgin Islands in 1992 and has had a branch in Hong Kong since July 1992. It is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended and is licensed by the Securities and Futures Commission in Hong Kong to conduct Type 4 (advising on securities) and Type 9 (asset management) regulated activities. JFIMI’s registered address is Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands and its principal address in Hong Kong is 19th Floor and 21st Floor, Chater House, 8

Connaught Road Central, Hong Kong. JFIMI belongs to a group of companies operating under the name of J.P. Morgan Asset Management (“JPMAM”), the brand name of the global group of asset management companies belonging to JPMorgan Chase & Co. JPMorgan Chase & Co. is the ultimate parent company of JFIMI. JPMAM has assets under management totalling U.S. $2.034 trillion (as of December 31, 2017).

Participating Affiliate Arrangement

JFIMI engages certain of its foreign affiliated advisers that are not registered as investment advisers with the U.S. Securities and Exchange Commission (“SEC”) to provide advice or research to JFIMI for use with its U.S. clients. Such a participating affiliate arrangements are structured in accordance with a series of SEC no-action letters requiring that participating affiliates remain subject to the regulatory supervision of both JFIMI and the SEC in certain respects. JFIMI has participating affiliate arrangements with JPMorgan Asset Management (Taiwan) Limited.

Portfolio Snapshot*

Top Ten Equity Holdings		Top Ten Equity Holdings
Holdings as of February 28, 2018%		Holdings as of August 31, 2017%
Taiwan Semiconductor Manufacturing Co., Ltd.	9.6	Taiwan Semiconductor Manufacturing Co., Ltd.	9.4
Cathay Financial Holding Co., Ltd.	4.0	Hon Hai Precision Industry Co., Ltd.	8.2
MediaTek, Inc.	3.6	Largan Precision Co., Ltd.	4.4
CTBC Financial Holding Co., Ltd.	3.5	Cathay Financial Holding Co., Ltd.	3.3
Formosa Plastics Corp.	3.4	MediaTek, Inc.	2.5
Formosa Petrochemical Corp.	3.4	CTBC Financial Holding Co., Ltd.	2.5
Catcher Technology Co., Ltd.	3.1	Nan Ya Plastics Corp.	2.4
Hiwin Technologies Corp.	2.9	Formosa Plastics Corp.	2.4
Acer, Inc.	2.8	Catcher Technology Co., Ltd.	2.3
Nan Ya Plastics Corp.	2.8	Evergreen Marine Corp. (Taiwan) Ltd.	2.1

Top Ten Industry Weightings		Top Ten Industry Weightings
Weightings as of February 28, 2018%		Weightings as of August 31, 2017%
Semiconductor	23.6	Semiconductor	24.9
Financial & Insurance	13.8	Other Electronic	12.5
Computer & Peripheral Equipment	10.4	Financial & Insurance	9.7
Plastics	8.4	Optoelectronics	6.9
Other Electronic	8.4	Electric & Machinery	6.6
Electric & Machinery	6.9	Plastics	5.8
Electronic Parts & Components	6.0	Computer & Peripheral Equipment	5.7
Communications & Internet	3.6	Electronic Parts & Components	5.4
Optoelectronics	3.5	Other	4.7
Oil Gas & Electricity Industry General	3.4	Communications & Internet	3.9

*	Percentages based on net assets.

Industry Allocation

Industry Allocation (as a percentage of net assets)

Communications & Internet Industry 3.6%
Optoelectronics Industry 3.5%
Oil Gas & Electricity Industry General Industry 3.4%
Other Industries 11.2%
Other Assets and Liabilities, Net 0.8%
Semiconductor Industry 23.6%
Financial & Insurance Industry 13.8%
Computer & Peripheral Equipment Industry 10.4%
Plastics Industry 8.4%
Other Electronic Industry 8.4%
Electric & Machinery Industry 6.9%
Electrical Parts & Components Industry 6.0%

Fund holdings are subject to change and percentages shown above are based on net assets as of February 28, 2018. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of February 28, 2018 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-217-9502.

Schedule of Investments/February 28, 2018 (Showing Percentage of Net Assets) (unaudited)

	Shares	US $ Value (Note 2)
COMMON STOCKS – 99.2%
CONSUMER DISCRETIONARY — 3.8%
Electric & Machinery Industry — 1.3%
Global PMX Co., Ltd.	390,000	2,244,182
Macauto Industrial Co., Ltd.	72,000	358,822
		2,603,004
Other Industry — 0.7%
Nien Made Enterprise Co., Ltd.	76,000	749,705
Taiwan Paiho Ltd.	195,000	651,213
		1,400,918
Tourism Industry — 1.0%
Gourmet Master Co., Ltd.	131,200	1,837,982

Trading & Consumers' Goods Industry — 0.8%
Poya International Co., Ltd.	125,635	1,624,470
TOTAL CONSUMER DISCRETIONARY		7,466,374

CONSUMER STAPLES — 3.6%
Biotechnology & Medical Care Industry — 0.3%
Grape King Bio Ltd.	91,000	673,255

Food Industry — 2.2%
Uni-President Enterprises Corp.	1,785,995	4,220,981

Trading & Consumers' Goods Industry — 1.1%
President Chain Store Corp.	212,000	2,138,480
TOTAL CONSUMER STAPLES		7,032,716

ENERGY — 3.4%
Oil Gas & Electricity Industry General Industry — 3.4%
Formosa Petrochemical Corp.	1,670,000	6,692,470
TOTAL ENERGY		6,692,470

FINANCIALS — 16.0%
Financial & Insurance Industry — 13.8%
Cathay Financial Holding Co., Ltd.	4,192,600	7,826,436
CTBC Financial Holding Co., Ltd.	9,360,000	6,844,753
E. Sun Financial Holding Co., Ltd.	3,313,000	2,195,768
Fubon Financial Holding Co., Ltd.	2,365,000	4,228,494
Mega Financial Holding Co., Ltd.	2,410,000	2,059,547
Yuanta Financial Holding Co., Ltd.	8,265,000	3,722,654
		26,877,652
Other Industry — 2.2%
Chailease Holding Co., Ltd.	1,282,000	4,312,048
TOTAL FINANCIALS		31,189,700

HEALTHCARE — 1.1%
Biotechnology & Medical Care Industry — 1.1%
St. Shine Optical Co., Ltd.	71,000	2,198,421
TOTAL HEALTHCARE		2,198,421

INDUSTRIALS — 7.6%
Electric & Machinery Industry — 5.6%
Airtac International Group	282,975	5,185,444
Hiwin Technologies Corp.	444,880	5,714,237
		10,899,681
Other Electronic Industry — 2.0%
Bizlink Holding, Inc.	157,650	1,436,348
Voltronic Power Technology Corp.	139,818	2,392,118
		3,828,466
TOTAL INDUSTRIALS		14,728,147

INFORMATION TECHNOLOGY — 53.5%
Communications & Internet Industry — 3.6%
Accton Technology Corp.	548,000	2,102,242
Advanced Ceramic X Corp.	139,000	1,683,016
Visual Photonics Epitaxy Co., Ltd.	847,000	3,249,268
		7,034,526
Computer & Peripheral Equipment Industry — 10.4%
Acer, Inc. *	6,470,000	5,451,593
Ennoconn Corp.	271,490	4,621,621
Gigabyte Technology Co., Ltd.	1,025,000	2,468,103
Micro-Star International Co., Ltd.	1,312,000	3,842,236
Wistron Corp.	4,710,000	3,952,493
		20,336,046
Electronic Parts & Components Industry — 6.0%
Career Technology (MFG.) Co., Ltd.	267,000	356,665
Delta Electronics, Inc.	771,155	3,671,475
Primax Electronics Ltd.	415,000	1,066,089
Sinbon Electronics Co., Ltd.	252,815	694,482
Tripod Technology Corp.	595,000	1,991,112
Yageo Corp.	346,000	3,916,802
		11,696,625
Optoelectronics Industry — 3.5%
E Ink Holdings, Inc.	349,000	564,822
Epistar Corp. *	782,000	1,414,245
Largan Precision Co., Ltd.	27,000	3,417,136
Radiant Opto-Electronics Corp.	531,000	1,500,488
		6,896,691

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/February 28, 2018 (Showing Percentage of Net Assets) (unaudited) (concluded)

	Shares	US $ Value (Note 2)
INFORMATION TECHNOLOGY — (continued)
Other Electronic Industry — 6.4%
Catcher Technology Co., Ltd.	492,000	5,965,577
Chroma ATE, Inc.	863,000	4,729,496
Kingpak Technology, Inc.	206,000	1,756,914
		12,451,987
Semiconductor Industry — 23.6%
ASPEED Technology, Inc.	75,164	1,984,944
Chipbond Technology Corp.	684,000	1,604,836
Chunghwa Precision Test Tech Co., Ltd.	26,000	943,981
Formosa Sumco Technology Corp.	223,000	996,780
Global Unichip Corp.	300,000	3,185,422
Globalwafers Co., Ltd.	63,000	919,251
MediaTek, Inc.	675,000	6,959,121
Nanya Technology Corp.	1,118,000	3,094,121
Parade Technologies Ltd.	132,000	2,509,291
Silergy Corp.	83,000	1,847,888
Taiwan Semiconductor Manufacturing Co., Ltd.	2,220,000	18,705,623
Win Semiconductors Corp.	345,000	3,172,835
		45,924,093
TOTAL INFORMATION TECHNOLOGY		104,339,968

MATERIALS — 10.2%
Cement Industry — 1.8%
Taiwan Cement Corp.	2,772,000	3,513,007

Plastics Industry — 8.4%
Formosa Chemicals & Fibre Corp.	1,160,000	4,310,938
Formosa Plastics Corp.	1,889,000	6,696,631
Nan Ya Plastics Corp.	1,944,000	5,366,800
		16,374,369
TOTAL MATERIALS		19,887,376

TOTAL COMMON STOCKS (Cost — $146,396,438)		193,535,172

TOTAL INVESTMENTS — 99.2% (Cost — $146,396,438)		193,535,172

OTHER ASSETS AND LIABILITIES, NET—0.8%		1,495,262

NET ASSETS—100.0%		195,030,434

Legend:

US $ – United States dollar

*	Non-income producing

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES February 28, 2018 (unaudited)

Assets:
Investments in securities, at value (cost $146,396,438) (Notes 2 and 3)		$193,535,172
Cash		631,291
Foreign Cash (cost $1,703,896)		1,705,657
Receivable for securities sold		5,183,270
Prepaid expenses		48,738
Total assets		201,104,128

Liabilities:
Payable for Fund shares repurchased	$35,408
Payable for securities purchased	5,454,732
Accrued management fee (Note 4)	128,522
Accrued directors' and officers' fees and expenses	11,848
Other payables and accrued expenses	443,184
Total liabilities		6,073,694

Net Assets		$195,030,434

Net Assets Consist of:
Paid in capital		$143,502,752
Accumulated undistributed net investment loss		(2,796,657)
Accumulated net realized gain on investments in securities and foreign currency		7,179,954
Net unrealized appreciation on investment in securities and foreign currency		47,144,385

Net Assets		$195,030,434

Net Asset Value, per share ($195,030,434/8,170,585 shares outstanding)		$23.87

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2018 (unaudited)
Investment Income:
Dividends		$204,378
Less: Taiwan withholding tax (Note 2)		(41,332)
Total investment income		163,046

Expenses:
Management fees (Note 4)	$847,311
Directors' and officers' fees and expenses	163,841
Custodian fees	121,047
Legal fees	114,104
Administration and accounting fees	103,575
Audit fees	43,667
Stockholder communications	34,451
Insurance fees	32,806
Compliance services fees	31,239
Principal financial officer fees	29,753
Delaware franchise tax	24,841
Transfer agent fees	11,193
Taiwan stock dividend tax (Note 2)	3,104
Miscellaneous	16,007
Total expenses		1,576,939

Net Investment Loss		(1,413,893)

Realized and Unrealized Gain (Loss) on:
Net realized gain on:
Investments	11,967,902
Foreign currency transactions	121,667
		12,089,569
Net change in unrealized appreciation (depreciation) on:
Investments	(7,295,250)
Foreign currency translations	688
		(7,294,562)
Net realized and unrealized gain		4,795,007
Net Increase in Net Assets Resulting From Operations		$3,381,114

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2018	Year Ended August 31, 2017
	(Unaudited)
Increase/(Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,413,893)	$1,670,412
Net realized gain on investments and foreign currency transactions	12,089,569	11,321,744
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(7,294,562)	22,268,547
Net increase in net assets resulting from operations	3,381,114	35,260,703
Distributions to stockholders from:
Net investment income	(5,394,421)	—
Total distributions to stockholders	(5,394,421)	—
Capital stock transactions (Note 6):
Reinvestment of distributions from net investment income	9,776	—
Cost of shares repurchased (Note 5)	(536,613)	(570,946)
Total capital stock transactions	(526,837)	(570,946)
Increase (decrease) in net assets	(2,540,144)	34,689,757

Net Assets
Beginning of period	197,570,578	162,880,821
End of period	195,030,434	197,570,578
Accumulated undistributed net investment income (loss) included in end of period net assets	$(2,796,657)	$4,011,657

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the periods indicated

	Six Months Ended February 28,		Year Ended August 31,
	2018		2017	2016		2015	2014†	2013
	(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$24.11		$19.80	$16.74		$22.45	$19.30	$17.21
Income from Investment Operations:
Net investment income (loss)(a)	(0.17)		0.20	0.12	(e)	0.07	0.08	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.58		4.10	2.94		(3.15)	3.07	1.96
Total from investment operations	0.41		4.30	3.06		(3.08)	3.15	2.09
Less Distributions to Stockholders from:
Net investment income	(0.66)		—	—		—	—	—
Net realized gains	—		—	—		(2.63)	—	—
Total distributions to stockholders	(0.66)		—	—		(2.63)	—	—
Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.01		0.01	—		0.00 (f)	—	—

Net asset value, end of period	$23.87		$24.11	$19.80		$16.74	$22.45	$19.30

Market value, end of period	$20.98		$21.37	$16.96		$14.72	$20.24	$17.33

Total Return
Per share net asset value(b)	2.04%		21.77%	18.34%		(13.02%)	16.32%	12.14%
Per share market value(b)	1.19%		26.00%	15.22%		(15.16%)	16.79%	11.23%
Ratio and Supplemental Data:
Net Assets, end of period (000s)	$195,030		$197,571	$162,881		$137,642	$184,534	$158,690
Ratio of expenses before fee waiver(c)	1.63	%(d)	1.78%	2.05%		1.86%	1.80%	1.96%
Ratio of net investment income (loss)	(1.46	%)(d)	0.99%	0.72	%(e)	0.37%	0.40%	0.72%
Portfolio turnover rate	54%		89%	105%		92%	181%	14%

(a)	Based on average shares outstanding during the period.
(b)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

(c)

Expense ratio includes 20% tax paid on stock dividends received by the Fund. For the years ended August 31, 2017, 2016, 2015, 2014 and 2013, the Fund’s ratio of expenses before fee waiver and excluding taxes paid on stock dividends was 1.77%, 1.99%, 1.80%, 1.76% and 1.80%, respectively. For the six months ended February 28, 2018, the Fund’s ratio of expenses before fee waiver and excluding taxes paid on stock dividends was 1.63% (annualized).

(d)	Annualized.
(e)	Amount includes a non-recurring reimbursement for over-billing of prior years’ custody out of pocket expense which amounted to $0.012 per share and 0.07% of average net assets.
(f)	Amount represents less than $0.005 per share.
†

As of February 22, 2014, Allianz Global Investors U.S. LLC (“AllianzGI”) succeeded Martin Currie Inc. as the Fund’s investment adviser. As of July 22, 2014, JFIMI succeeded Allianz Global Investors U.S. LLC as the Fund’s investment adviser.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements (unaudited) February 28, 2018

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Notes To Financial Statements (unaudited) (continued) February 28, 2018

2. Significant Accounting Policies – continued

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$193,535,172	$—	$—	$193,535,172
Total	$193,535,172	$—	$—	$193,535,172

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between Levels based on valuations at the beginning of the reporting period. As of February 28, 2018, there were no transfers between Levels 1, 2, or 3 based on the valuation input levels.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of February 28, 2018, the Fund was not participating in any repurchase agreements.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2018 the Fund had no open Forwards.

Notes To Financial Statements (unaudited) (continued) February 28, 2018

2. Significant Accounting Policies – continued

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Effective January 1, 2018, dividend and interest income generated in Taiwan is subject to a 21% withholding tax (20% for the period from September 1, 2017 through December 31, 2017). Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Notes To Financial Statements (unaudited) (continued) February 28, 2018

2. Significant Accounting Policies – continued

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2017, the effects of certain differences were reclassified. The Fund increased undistributed net investment income by $2,470,746, decreased accumulated net realized loss by $3,038,834, and increased paid in capital by $568,088.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the six months ended February 28, 2018, purchases and sales of securities, other than short-term securities, aggregated $102,424,011 and $105,345,942, respectively.

4. Management Fees and Other Service Providers

Management Fee. The Fund entered into an Investment Management Agreement (the “Agreement”) with JFIMI. Under the terms of the Agreement, JFIMI receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% per annum of the value of the Fund’s average daily net assets up to and including $150 million of net assets; 0.80% per annum of the value of the Fund’s average daily net assets on the next $150 million of net assets; and 0.70% per annum of the value of the Fund’s average daily net assets in excess thereof.

For the period September 1, 2017 through February 28, 2018, the management fee was equivalent to an annual rate of 0.88% of weighted average net assets.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as custodian (the “Custodian”) to the Fund. For this service, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $20,000 ($30,000 for the Chairman) plus $2,500 for each Board meeting or Committee meeting attended in person or by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

Notes To Financial Statements (unaudited) (concluded) February 28, 2018

4. Management Fees and Other Service Providers – continued

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Discount Management Policy

The Board has approved a Discount Management Policy (the “Policy”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares when the Fund’s shares trade at a discount of more than 9% of net asset value and management reasonably believes that such repurchases may enhance stockholder value. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods and updated in the Fund’s monthly reports when repurchases are made. Any repurchases made under the Policy will be reported by press release on the business day following each repurchase.

For the period ended February 28, 2018, the Fund repurchased 24,807 of its shares at an average price of $21.25 per share (including brokerage commissions) at an average discount of 11.04%. These repurchases had a total cost of $536,613.

The Board regularly reviews the effectiveness of the Policy and in consultation with stockholders considers other actions that, in its judgment, may be effective in addressing the discount.

6. Fund Shares

At February 28, 2018, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 8,170,585 were issued and outstanding.

For the period ended February 28, 2018, the Fund repurchased 24,807 shares of its common stock, valued at $536,613, including commission and trading fees of $10,013, from stockholders under the Fund’s Discount Management Policy.

	For the Period Ended February 28, 2018	For the Year Ended August 31, 2017
Shares outstanding at beginning of period	8,194,938	8,224,330
Shares issued from reinvestment of distributions	454	—
Shares repurchased	(24,807)	(29,392)
Shares outstanding at end of period	8,170,585	8,194,938

7. Federal Tax Information

As of August 31, 2017, the tax components of accumulated net earnings (losses) were $5,349,245 of Undistributed Ordinary Income, $52,110,684 of Unrealized Appreciation and $3,918,940 of short term capital loss carryovers which don’t expire. For the year ended August 31, 2017, the amount of capital loss carryover utilized was $7,384,472.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company adjustments. At February 28, 2018, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $146,396,438. Net unrealized appreciation of the Fund’s investment securities was $47,138,734 of which $47,610,388 was related to appreciated investment securities and $471,654 was related to depreciated investment securities.

Other Information (unaudited)

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2017, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $1,058,461 (representing taxes withheld plus taxes on stock dividends).

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

[  ] Information it receives from stockholders on applications or other forms;

[  ] Information about stockholder transactions with the Fund, its affiliates, or others; and

[  ] Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-217-9502; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Other Information (unaudited) (concluded)

Quarterly Portfolio of Investments

The Fund files with the Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-217-9502.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of May 3, 2017, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. Also, in accordance with Section 303A.12 of the New York Stock Exchange Listed Company Manual, the Fund submitted an Interim Written Affirmation on July 20, 2017. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

Summary of Dividend Reinvestment and Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

What Are the Tax Implications for Participants?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Summary of Dividend Reinvestment and Cash Purchase Plan (concluded)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

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UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
One Lincoln Street
P.O. Box 5049
Boston, MA
1-877-217-9502
www.thetaiwanfund.com

INVESTMENT ADVISER

JF International Management Inc.
21st Floor, Chater House
8 Connaught Road Central
Hong Kong

DIRECTORS AND OFFICERS

William C. Kirby, Chairman of the Board and Share Repurchase Program Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Anthony S. Clark, Chairman, Valuation Committee, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, and Independent Director

Anthony Kai Yiu Lo, Chairman, Audit Committee, Member, Share Repurchase Program Committee, Nominating Committee, Valuation Committee and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Simon J. Crinage, President

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

Monique Labbe, Treasurer

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

STOCKHOLDER AGENT

AST Fund Solutions, LLC
New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

(a)       Schedule of Investments is included as part of Item 1.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) Not required for this filing.

(a)(2) Not required for this filing.

(a)(3) Not required for this filing.

(a)(4) Not required for this filing.

(b)       There have been no changes to any of the registrant's portfolio managers since last reported in the registrant's Annual Report dated August 31, 2018 and as filed in Form N-CSR on October 31, 2017 SEC Accession No. 0001398344-17-013929.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six month period ended February 28, 2018, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 1, 2017 through September 30, 2017	0	$0	0	270,608
October 1, 2017 through October 31, 2017	5,930	$21.31	5,930	264,678
November 1, 2017 through November 30, 2017	5,247	$21.49	5,247	259,431
December 1, 2017 through December 31, 2017	10,397	$20.94	10,397	249,034
January 1, 2018 through January 31, 2018	1,614	$22.05	1,614	247,420
February 1, 2018 through February 28, 2018	1,619	$22.01	1,619	245,801
Total	24,807	$21.36	24,807	245,801

Under the Fund's Discount Management Policy (the "Policy"), which was adopted in September 2014, the Fund is authorized to make open market purchases in an aggregate amount up to 10% of the Fund's outstanding shares when the Fund's shares trade at a discount of more than 9% of net asset value. All of the purchases listed above were under the Policy.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant does not participate in securities lending activities.

Item 13. Exhibits

(a)(1)	Not required for this filing.
(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.
(a)(3)	Not required for this filing.
(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Simon J. Crinage
Simon J. Crinage
President of The Taiwan Fund, Inc.

Date: May 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon J. Crinage
Simon J. Crinage
President of The Taiwan Fund, Inc.

Date: May 3, 2018

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The Taiwan Fund, Inc.

Date: May 3, 2018